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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement (File No. 33-99822) on Form S-8.


                                            /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP

San Jose, California
January 27, 1997



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